Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

Note 21 – Income Taxes

The following table reconciles the total provision for income taxes recorded in the consolidated statement of income with the amounts computed at the statutory federal tax rate of 35%.

(In Millions)	2011	2010	2009
Tax at Statutory Rate	$309.3	$346.4	$439.3
Tax Exempt Income	(9.9)	(10.8)	(11.9)
Leveraged Lease Adjustments	(4.7)	(.8)	(4.8)
Foreign Tax Rate Differential	(21.3)	(20.1)	(20.9)
State Taxes, net	22.8	17.3	9.8
Other	(16.1)	(11.7)	(20.5)

Provision for Income Taxes	$280.1	$320.3	$391.0

The Corporation files income tax returns in the U.S. federal, various state, and foreign jurisdictions. The Corporation is no longer subject to income tax examinations by U.S. federal or by non-U.S. tax authorities for years before 2005. The Corporation is no longer subject to income tax examinations by state or local tax authorities for years before 1997.

Included in other liabilities within the consolidated balance sheet at December 31, 2011 and 2010 were $17.8 million and $89.9 million of unrecognized tax benefits, respectively. If recognized, 2011 and 2010 net income would have increased by $14.5 million and $22.6 million, respectively, resulting in a decrease of those years’ effective income tax rates. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(In Millions)	2011	2010
Balance at January 1	$89.9	$88.9
Additions for Tax Positions Taken in Current Year	–	.2
Additions for Tax Positions Taken in Prior Years	2.2	7.1
Reductions for Tax Positions Taken in Prior Years	(5.2)	(6.0)
Reductions Resulting from Expiration of Statutes	(.9)	(.3)
Reductions Resulting from Settlements with Taxing Authorities	(68.2)	–

Balance at December 31	$17.8	$89.9

As part of its audit of federal tax returns filed from 1997-2004, the Internal Revenue Service (IRS) challenged the Corporation’s tax position with respect to certain structured leasing transactions and proposed to disallow certain tax deductions and assess related interest and penalties. In November 2011, the Corporation reached a settlement agreement with the IRS Appeals Office regarding all remaining disputed structured leasing transactions.

Included in unrecognized tax benefits at January 1, 2011 were $66.7 million of U.S. federal and state tax positions related to leveraged leasing tax deductions. As a result of the settlement agreement reached in 2011, this balance was fully eliminated as of December 31, 2011. Other unrecognized tax benefits had net decreases of $5.4 million, resulting in a remaining balance of $17.8 million at December 31, 2011. It is possible that changes in the amount of unrecognized tax benefits could occur in the next 12 months due to changes in judgment related to recognition or measurement, settlements with taxing authorities, or expiration of statute of limitations. Management does not believe that future changes, if any, would have a material effect on the consolidated financial position or liquidity of Northern Trust, although they could have a material effect on operating results for a particular period.

GAAP requires a reallocation of lease income from the inception of a leveraged lease if during its term the expected timing of lease related income tax deductions is revised. The impacts of revisions to management’s assumptions are recorded through earnings in the period in which the assumptions change. As a result of the settlement agreement reached in 2011, revisions were made to cash flow estimates regarding the timing and amount of leveraged lease income tax deductions which increased interest income by $7.0 million and reduced the provision for income taxes, inclusive of interest and penalties, by $4.7 million for the year ended December 31, 2011. For the year ended December 31, 2010, revised cash flow estimates regarding the timing and amount of leveraged lease income tax deductions reduced interest income by $.9 million and reduced the provision for income taxes, inclusive of interest and penalties, by $.8 million. For the year ended December 31, 2009, revised cash flow estimates regarding the timing and amount of leveraged lease income tax deductions increased interest income by $1.1 million and increased the provision for income taxes, inclusive of interest and penalties, by $1.5 million.

During the years ended December 31, 2011, 2010, and 2009, ($1.2) million, $.4 million, and $1.9 million of interest and penalties, net of tax, were included in the provision for income taxes. As of December 31, 2011 and 2010, the liability for the potential payment of interest and penalties totaled $9.1 million and $27.1 million, net of tax, respectively.

Pre-tax earnings of non-U.S. subsidiaries are subject to U.S. taxation when effectively repatriated. Northern Trust provides income taxes on the undistributed earnings of non-U.S. subsidiaries, except to the extent that those earnings are indefinitely reinvested outside the U.S. Northern Trust elected to indefinitely reinvest $105.9 million, $102.8 million, and $103.5 million of 2011, 2010, and 2009 earnings, respectively, of certain non-U.S. subsidiaries and, therefore, no U.S. deferred income taxes were recorded on those earnings. As of December 31, 2011, the cumulative amount of undistributed pre-tax earnings in these subsidiaries approximated $677.5 million. Based on the current U.S. federal income tax rate, an additional deferred tax liability of approximately $154.5 million would have been required as of December 31, 2011 if Northern Trust had not elected to indefinitely reinvest those earnings.

The components of the consolidated provision for income taxes for each of the three years ended December 31 are as follows:

(In Millions)	2011	2010	2009
Current Tax Provision:
Federal	$113.6	$220.0	$124.6
State	15.1	21.8	(7.1)
Non-U.S.	54.2	66.4	89.7

Total	182.9	308.2	207.2

Deferred Tax Provision:
Federal	84.0	6.2	162.9
State	11.3	5.2	24.1
Non-U.S.	1.9	.7	(3.2)

Total	97.2	12.1	183.8

Provision for Income Taxes	$280.1	$320.3	$391.0

In addition to the amounts shown above, tax charges (benefits) have been recorded directly to stockholders’ equity for the following items:

(In Millions)	2011	2010	2009
Current Tax Benefit for Employee Stock Options and Other Stock-Based Plans	$.6	$(1.2)	$(4.2)
Tax Effect of Other Comprehensive Income	(5.2)	60.0	64.7

Deferred taxes result from temporary differences between the amounts reported in the consolidated financial statements and the tax bases of assets and liabilities. Deferred tax liabilities and assets have been computed as follows:

	DECEMBER 31
(In Millions)	2011	2010	2009
Deferred Tax Liabilities:
Lease Financing	$398.2	$382.4	$404.6
Software Development	254.9	197.2	180.8
Accumulated Depreciation	48.6	40.7	16.1
Compensation and Benefits	7.1	23.3	9.7
State Taxes, net	52.4	41.7	34.2
Other Liabilities	137.6	41.1	37.1

Gross Deferred Tax Liabilities	898.8	726.4	682.5

Deferred Tax Assets:
Allowance for Credit Losses	114.5	124.7	118.5
Visa Indemnification	—	8.1	19.7
Other Assets	150.0	51.3	74.1

Gross Deferred Tax Assets	264.5	184.1	212.3

Valuation Reserve	—	—	—
Deferred Tax Assets, net of Valuation Reserve	264.5	184.1	212.3

Net Deferred Tax Liabilities	$634.3	$542.3	$470.2

No valuation allowance related to deferred tax assets was recorded at December 31, 2011, 2010, or 2009, as management believes it is more likely that not that the deferred tax assets will be fully realized. At December 31, 2011, Northern Trust had no net operating loss carryforwards.